MORGAN FUNSHARES SEMI-ANNUAL REPORT - LETTER TO SHARHOLDERS



Dear Shareholders:

As you recall, the initial name of Morgan Fun Shares was Sin Shares. You will be glad to know we have long passed the point where we thought that sin was the way to prosperity. However, we have capitalized on the positive point of sin, which is habit-forming commodities. These habit-forming commodities do not need to be sinful, and we have stopped any purchase of shares representing sin and have concentrated on low price, habit-forming commodities.

The number one habit forming commodity, of course, is toilet paper which people are going to buy even if they are poor.

Although the real purpose of Fun Shares was to protect our investment in case of hard times and massive unemployment, we have done well even tough we are living in an era of unprecedented prosperity. We have also been guided by the success of Warren Buffet who is reluctant to sell shares. You will be glad to know that we have never sold any shares. This, of course, means we do not have many funds to invest.

You may also be surprised to know that each of the directors has a source of knowledge of different businesses and companies. At our meeting, each of us comes up with a recommendation gathered from another source.

Some of our investors have questioned why we are a closed end fund. Again, the purpose of being a closed end fund is safety and stability. If there should be a heavy downturn in the market, it is possible that Fun Shares shareholders will want to cash in their shares. Normally, the fund manager must provide this money immediately and, therefore, he is forced to sell shares at a low price. This cannot happen with a closed end fund. However, it is not as bad as it sounds. There is a market in closed end funds, but it moves much slower, and in our estimation it is able to withstand panic.

This is a tiny fund, and we would be glad to hear from any of our shareholders.

Sincerely,


/s/ Burton D. Morgan

Burton D. Morgan
Morgan FunShares, Inc
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Morgan FunShares, Inc.

                                                        Schedule of Investments
                                                        June 30,1999 (unaudited)

Shares/Units                             Current Value  % of Assets

Beverage Alcoholic
  6,000 Anheuser Busch                     425,625
 10,000 Seagrams                           503,750
                                           929,375         9.8%
Beverage Non-Alcoholic
  8,000 Coca Cola                          496,000
 10,000 PepsiCo                            386,875
                                           882,875         9.3%
Consumer Products -Retail
  4,000 Eastman Kodak                      271,000
  3,000 Fortune Brands                     124,125
                                           395,125         4.1%
ConsumerProducts -Paper
  8,000 Kimberly Clark                     456,000         4.8%

Consumer Products -Food
    480 EarthGrains                         12,390
   6400 McDonalds                          263,200
  6,000 RJR Nabisco                        117,375
  1,000 Tricon Global Restaurants*          54,125
  5,000 Wrigley Co.                        445,937
                                           893,027         9.4%
Drugs & Toiletries
 10,000 Carter Wallace                     181,875         1.9%

Entertainment
 10,344 AMC Entertainment                  199,122
  5,000 Harrah's Entertainment*            110,312
 20,000 Time Warner                      1,452,500
  9,000 Walt Disney                        274,500
                                         2,042,434        21.6%
Gaming
 11,000 Circus Circus Enterprises*         233,062
 10,000 International Gaming Tech          185,000
                                           418,062         4.4%
Healthcare Products
 12,000 Bristol Myers Squibb               845,250
  8,000 Gillette Co.                       328,000
 12,000 Johnson & Johnson                1,176,000
                                         2,349,250        24.9%
Tobacco
  3,000 Gallaher Group PLC                  73,313
 15,000 Phillip Morris                     602,813
  2,000 RJR Reynold Tobacco                 63,500
    400 Schweitzer-Mauduit                   6,000
                                           745,626         7.9%

        Total of Securities**           $9,287,649        98.6%

123,832 Star Bank Treasury                 123,832         1.3%

        Total Investments               $9,411,481         1.0%
        (cost $3,758,045)


        Other Assets Less Liabilities           55          0.0%
        Net Assets Equivalent to
         $8.00 per share on
         1,175,990 shares of            $9,411,536        100.0%
         capital stock outstanding
        *   Non Income Producing
        ** Identified cost equals tax basis of securities. Realized losses on investments expire in 2002 ($16,097), 2003 ($26,492) and 2005
            ($113,600).

  The Accompanying Notes are an Integral part of the Financial Statements.

      Morgan FunShares, Inc.

                                               Statement of Assets & Liabilities
                                               June 30, 1999 (unaudited)

       Assets:
         Investment Securities at Market Value
          (Identified Cost - $3,758,045)                  $9,411,481
         Cash                                                    100
         Receivables:
          Dividends and Interest                              14,664
          From related party                                  42,193
              Total Assets                                 9,468,438
       Liabilities
         Payables:
          Accrued expenses                                    56,902
              Total Liabilities                               56,902
       Net Assets                                          9,411,536
       Net Assets Consist of:
         Capital Paid In                                   3,934,193
         Undistributed Net Investment Income                 (19,674)
         Accumulated Realized (Loss) on Investments - Net   (156,419)
         Unrealized Appreciation in Value of Investments
         Based on Identified Cost - Net                    5,653,436
       Net Assets, for 1,175,990 Shares Outstanding       $9,411,536
       Net Asset Value ($9,411,536/1,175,990)                  $8.00

                                                       Statement of Operations
                                                       June 30, 1999 (unaudited)
       Investment Income:
         Dividends                                            51,319
         Interest                                             15,895
               Total  Investment Income                       67,214
       Expenses
         Registration Expense                                  5,350
         Trustee Fees (Note 3)                                   800
         Accounting and Pricing                               18,396
         Custody                                               2,351
         Audit                                                 9,600
         Legal                                                14,130
         Management Fees (Note 2)                             45,957
         Printing & Other Miscellaneous                        1,583
               Total Expenses                                 98,167
         Reimburse of Management Fees (Note 2)               (11,279)
               Total Expenses (after reimbursement)           86,888
       Net Investment Income (Loss)                          (19,674)

    Realized Gain (Loss) on Investments                            0
    Unrealized Gain (Loss) from Appreciation                 359,454
     (Depreciation) on Investments
    Net Realized and Unrealized Gain (Loss) on               359,454
     Investments

    Net Increase (Decrease) in Net Assets from              $339,780
     Operations

The Accompanying Notes are an Integral Part of the Financial Statements.
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Morgan FunShares, Inc.

                                              Statement of Changes in Net Assets
                                                               December 31, 1998

                                                       01/01/99       01/01/98
                                                          to             to
                                                       12/31/99       12/31/98
From Operations:
     Net Investment Income                              (19,674)       (35,096)
     Net Realized Gain (Loss) on Investments                  0              0
     Net Unrealized Appreciation (Depreciation)         359,454      1,473,215
     Increase (Decrease) in Net Assets
       from Operations                                  339,780      1,438,119
From Distributions to Shareholders
     Net Investment Income                                    0              0
     Net Realized Gain (Loss) from
       Security Transactions                                  0              0
     Net  Increase (Decrease) from Distributions              0              0
From Capital Share Transactions:
     Proceeds From Sale of  0 Shares                          0              0
     Cost of Shares Retired                                   0              0
                                                              0              0
Net Increase in Net Assets                             $339,780     $1,438,119
Net Assets at Beginning of Period (including
    undistributed net investment income of $0).      $9,071,756     $7,633,637
Net Assets at End of Period (including
    undistributed net investment income of $0)       $9,411,536     $9,071,756


                                                            Financial Highlights

Selected data for a share of common stock outstanding throughout the period:

                                             01/01/99   01/01/98   1/01/97*    1/01/96*    1/01/95*
                                                to         to         to          to          to
                                             06/30/99   12/31/98   12/31/97    12/31/96    12/31/95
Net Asset Value Beginning of Period           $7.71      $6.49      $5.37       $4.67       $3.66
Net Investment Income                         (0.02)     (0.03)      0.04       (0.04)       0.03
Net Gains or Losses on Securities
   (realized and unrealized)                    .31       1.25       1.12        0.74        1.01
Total from Investment Operations                .29       1.22       1.16        0.70        1.04
Dividends
     (from net investment income)              0.00       0.00      (0.04)       0.00       (0.03)
Distributions (from capital gains)             0.00       0.00       0.00        0.00        0.00
Return of Capital                              0.00       0.00       0.00        0.00        0.00
     Total Distributions                       0.00       0.00      (0.04)       0.00       (0.03)
Net Asset Value -
     End of Period                            $8.00      $7.71      $6.49       $5.37       $4.67
Total Return                                   7.52%     18.80%     21.61%      15.01%      28.29%
Ratios/Supplemental Data
Net Assets -
     End of Period (Thousands)                 9,412     9,072      7,634       6,310       5,486
Ratio of Expenses to Average Net Assets
     (before reimbursements)                   2.14       2.43       1.99        2.80        2.04
Ratio of Expenses to Average Net Assets
     (after reimbursements)                   (0.67)      2.00       1.31        2.80        2.04
Ratio of Net Income to Average Net Assets
     (before reimbursements)                   1.89      (0.86)     (0.11)      (0.71)       0.59
Ratio of Net Income to Average Net Assets
     (after reimbursements)                   (0.43)     (0.43)      0.58       (0.71)       0.59
Portfolio Turnover Rate                         0%           0%         0%          0%          2%


*Adjusted for a 2 for 1 stock split in 1998

    The Accompanying Notes are an Integral Part of the Financial Statements.
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Morgan FunShares, Inc.

                                                Notes to Financial Statements
                                                    June 30, 1999 (unaudited)
1.        Significant Accounting Policies
  Morgan   FunShares,  Inc.,  (The  Fund),  a  non-diversified,  closed-end
  management  investment  company  that  seeks  appreciation  of   capital,
  primarily through investments in equity securities of companies that derive 50% or more of their revenues from the sale of consumer durable products and entertainment. The Fund was incorporated under the laws of the State of Ohio, registered under The Investment Company Act of 1940,
  as  amended  for  years  ending  after December  31,  1993.   Significant
  accounting policies of the Fund are presented below:

  Securities Valuation:
  The  investments in securities are carried at market value.   The  market
  quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day or at fair value. Short-term investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

  Security Transaction Timing:

  Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders  are recorded on the ex-dividend date.  Interest  income  is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  Income Taxes:
  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

  Estimates:

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.        Investment Advisory Agreement
  The  Fund  has entered into an investment advisory agreement with  Burton
  D. Morgan. The Investment Advisor receives from the Fund as compensation for his services to the Fund an annual fee of 1% of the average value of the Fund's net assets up to $150,000,000 and 0.75% of the average value of the Fund's net assets in excess of $150,000,000. The advisor will reimburse the fund for any management fees whish cause the total expenses to exceed 2% of average net assets. The Advisor was paid $34,678 during the six month period ending June 30, 1999 net of reimbursements.

3.        Related Party Transactions
  Certain officers and/or directors of the Fund are officers and/or directors of the parent company of Maxus Information Systems, Inc, which provides administrative services to the Fund. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.
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Morgan FunShares, Inc.

                                                Notes to Financial Statements
                                                    June 30, 1999 (unaudited)

  Maxus Securities is a registered broker dealer. Certain officers and/or directors of the Fund are officers and/or directors of the broker dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $0 for the six months ending June 30, 1999.

4.        Capital Stock and Distribution
  At  June  30, 1999, 2,500,000 shares of capital stock without  par  value
  were   authorized,   and   paid-in  capital   amounted   to   $3,969,286.
  Transactions in common stock were as follows:


          Shares sold                       0
          Shares retired
                                            0
          Net Increase                      0
          Shares Outstanding:
              Beginning of Period       1,175,910
              End of Period             1,175,910

  Distributions  to  shareholders are recorded  on  the  ex-dividend  date.
  Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

5.  Purchases and Sales of Securities
  During the six months ending June 30, 1999, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $0 and $0 respectively.

6.  Financial Instruments Disclosure
  There are no reportable financial instruments which have any off-balance sheet risk as of June 30, 1999.

7.  Ownership-Control
  Approximately  65% of the Fund's outstanding shares are owned  by  Burton
  D. Morgan and his family. Burton D. Morgan is a Director of the Fund and the Fund's investment advisor. Burton D. Morgan may be deemed to be a controlling person.

8.  Security Transactions
  For Federal income tax purposes, the cost of investments owned at June 30, 1999 was the same as identified cost.

  At June 30, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

  Appreciation     (Depreciation)    Net Appreciation
                                      (Depreciation)
    5,839,734        (186,298)          5,653,436

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